                            E-SYSTEMS, INC.
                     1982 INCENTIVE STOCK OPTION PLAN
                        AS AMENDED JANUARY 24, 1984

         This 1982 Incentive Stock Option Plan adopted by the Board of Directors of E-Systems, Inc. on January 27, 1982 and amended by the Board of Directors on January 24, 1984:

                                 WITNESSETH:

     1. PURPOSE. The Plan is to provide key employees with a proprietary interest in the Company through the granting of options to purchase shares of the Company and the granting of awards of shares of the Company to key employees subject to certain restrictions, as more specifically hereinafter set forth, for the following purposes:

          (a) to increase the interest in the Company's welfare of those key employees who share primary responsibility for the management, growth and protection of the business of the Company;

          (b) to furnish an incentive to such employees to continue their services for the Company; and

          (c) to provide a means through which the Company may attract able persons to enter its employment.

     2. ADMINISTRATION. The Plan shall be administered by a Stock Option Committee ("Committee") composed of members of the Board. The Committee, which shall consist of three members unless otherwise set as a greater number by the Board, shall be appointed and vacancies shall be filled by the Board. The Committee shall keep minutes of its activities.

     3. PARTICIPANTS. The Committee shall determine from time to time those key employees of the Company or of any subsidiary corporation of the Company to whom options or stock awards are to be granted and the number of shares optioned or granted to each such employee. Such employees upon the grant of options or award of shares to them shall become participants in the Plan.

     4. RESTRICTIONS ON ELIGIBILITY. No option shall be granted to or award made to:

         (a) any director of the Company who is not an employee of the company or a subsidiary corporation; or

         (b) any person who is the beneficial owner of 10% or more of the voting power of all classes of stock of the Company or a subsidiary corporation; however, the stock ownership limitation will not apply in the case of an "ISO" (as hereinafter defined) if the option price is at least 110% of the fair market value (at the time the option is granted) of the stock subject to the option and the option by its terms is not exercisable more than five years from the date it is granted.

     5. SHARES SUBJECT TO THE PLAN. The Committee from time to time may provide for options and awards of common stock under this Plan not in excess of an aggregate of 3,000,000 shares of the Common Stock of the Company. These shares shall be made available from either the authorized but unissued Common Stock of the Company or treasury stock held by the Company. Any shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted, or are no longer subject to delivery under an award made, under the Plan may be reoffered under the Plan.

     6. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options or awards to key employees of the Company or its subsidiary corporations. The selection of an employee as a participant in any grant of options or awards under the Plan shall not be deemed to either entitle such employee to, or to disqualify such employee from, any participation in any other grant of options or awards under the Plan.

     7. GRANT OF OPTIONS AND AWARDS. The Committee shall be responsible for and authorized to grant options and awards under the Plan. Grants of options may include Incentive Stock Options as defined in the Economic Recovery Tax Act of 1981 adopted August 13, 1981 ("ISO's"), and non-statutory options, or combinations of both, as the Committee may direct. ISO's shall meet all required terms and conditions set forth in Section 12 hereof in addition to other terms and conditions required or permitted by this Plan. The grant of options and awards shall be evidenced by agreements containing such terms and provisions as are approved by the Committee, but not more favorable than the terms of the Plan. The Company shall execute such agreements upon instruction from the Committee. Stock Appreciation Rights may be granted from time to time with respect to any options granted under the Plan, as an alternative method of exercise of any option. All provisions, terms and conditions of the E-Systems Inc. Stock Appreciation Rights Plan ("SAR Plan") adopted January 30, 1979 and approved and ratified by the stockholders on April 18, 1979 and as amended of even date herewith are incorporated herein by reference. For purposes of such incorporation by reference, the "Stock Option Plan" as defined in the SAR Plan shall be deemed to include this Plan.

     8. OPTION AND AWARD PRICE. The price of the common stock with respect to which an option or award is granted pursuant to this Plan shall be determined by the Committee on the date of grant or award. The price at which each option or award is granted may be any price set by the Committee and may be equal to, less than or greater than the fair market value of the stock on the date of grant except as specified in Sections 4(b) and 1 2(b). The Committee shall also determine the fair market value of the stock on the date of grant and shall set forth the determination in its minutes; provided if the stock is listed on a recognized securities exchange, the fair market value will be taken as the reported closing price of the stock on such exchange on the date of grant of the option or award, or if no sale of the stock shall have been reported on such date of grant, on the next preceding day when a sale was reported.

     9. STOCK OPTION EXERCISE PERIOD. The option period shall commence on the date the Committee authorizes the grant of an option. The Committee may provide any period of time for exercising an option, provided that no option shall be for a period of more than 10 years from the date of grant of the option by the Committee. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as may be determined by the Committee.

     10. RIGHTS IN EVENT OF DEATH OF OPTIONEE. If a participant dies prior to termination of his or her rights to exercise an option in accordance with the provisions of the stock option agreement without having exercised his or her option as to all shares covered thereby, the option may be exercised to the extent of the shares with respect to which the option could have been exercised on the date of the participant's death by the participant's estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, provided the period during which the option may be so exercised shall not continue beyond the earlier of 10 years from the date of grant of the option or such period following the date of the participant's death as the Committee shall specify.

     11. SPECIAL PROVISIONS WITH RESPECT TO RESTRICTED STOCK AWARDS. The following special restrictions apply to the award of shares by the
Committee:

          (a) Shares of common stock awarded pursuant to this Plan shall be issued and registered in the name of the employee participant, but the participant may not voluntarily dispose of such award shares prior to the earliest of the following events:

               (i) the participant's retirement under any retirement plan of the Company or a subsidiary corporation;

               (ii) the participant's death;

               (iii) in extraordinary cases, with the consent of the Committee, delivery of such shares to the participant following the participant's termination of employment prior to retirement or death; or

               (iv) expiration of the period of time specified in the award, not to exceed ten years, during which time the shares are to be held in escrow.

          (b) The Committee may, but need not, at the time of making of an award or at any subsequent time prior to expiration of the restrictions set forth in subparagraph (a) above, impose additional restrictions on voluntary disposition and release from escrow of the shares awarded pursuant to this Plan, including, without limitation, permitting disposition and release of shares only in installments over a period of years.

          (c) In order to administer restrictions required or permitted on the release and delivery of award shares to a participant, the certificates evidencing such shares awarded hereunder, although issued in the name of the participant, shall be held in escrow by an escrow agent appointed from time to time by the Company, subject to delivery to the participant or to the Company at such times and in such amounts as shall be directed by the Committee under the terms of this Plan or the agreement of award with the participant. A participant's acceptance of an award of shares pursuant to the Plan shall constitute such participant's irrevocable power of attorney to the escrow agent to cause the transfer and delivery to the Company of any such award shares which the Committee shall direct to be so transferred and delivered pursuant to the provisions of this Plan or of the award agreement with the participant.

          (d) Unless otherwise provided by the Committee, the voting rights on restricted shares shall belong to each participant with respect to those share awards held in escrow. Dividends, if any, on shares held in escrow shall be paid to each participant unless the Committee provides otherwise at the time of making the award.

     12. SPECIAL PROVISIONS WITH RESPECT TO INCENTIVE STOCK OPTIONS. As designated by the Committee any option or part thereof granted pursuant to this plan may be designated as an incentive stock option as defined in the Economic Recovery Tax Act of 1981 adopted August 13, 1981. Any option or part thereof designated as an incentive stock option is hereinafter referred to as an "ISO." The following special provisions shall apply to any ISO granted under this Plan:

          (a) Maximum amount subject to ISO's: The maximum aggregate fair market value (determined as the time the ISO is granted) of the common stock for which any employee may be granted ISO's in any calendar year shall not exceed $100,000 plus a carry-over amount, if any. The carry-over amount from any year is one half the amount by which $100,000 exceeds the aggregate fair market value of the stock for which ISO's were granted in any such prior year. Carry over amounts may be carried over for three years. ISO's granted in any year use up the $100,000 limitation first and then the carry-over amount from the earliest year.

          (b) ISO Exercise Price: The purchase price of Common Stock subject to an ISO granted pursuant to this Plan shall be determined by the Committee on the date of the grant. The price shall not be less than 100 percent of the fair market value of the Common Stock on the date of the grant of the ISO; provided however, that if the participant owns more than 10 percent of the Common Stock of the Company, the exercise price shall not be less than I 10 percent of the fair market value of the Common Stock on the date of the grant.

          (c) Exercise of ISO: ISO's granted under the Plan may not be exercised while there is outstanding any ISO previously granted to the option holder. An ISO will be considered outstanding until such ISO is exercised in full or expires by reason of lapse of time.

          (d) Notice upon disposition: The Company shall be notified immediately upon sale of any Common Stock acquired pursuant to the exercise of an ISO granted under the Plan, if such sale occurs within 2 years from the date of the grant of the ISO or I year from the date of issuance of the stock certificates evidencing exercise of the ISO.

     13. PAYMENTS AND WITHHOLDING TAX.

          (a) As to option shares, full payment for shares purchased upon exercise of an option shall be made at the time of exercise. Any federal, state or local taxes required to be paid by or withheld from the employee at the time of exercise shall also be paid or withheld prior to delivery of any shares upon such exercise. No participant shall have any rights as a stockholder until such shares are issued upon exercise of the options.

          (b) As to award shares, upon the satisfaction of any conditions for delivery to the employee otherwise set forth in the Plan or in the award share agreement with the participant, shares will be delivered to the participant only upon payment by him to the Company of the amount of any withholding tax which may be imposed thereon under the provisions of the Internal Revenue Code as then in effect or any law of any other taxing jurisdiction requiring payment of any such taxes or withholding tax. Should such participant fail to make the required payment within 30 days following the date of removal of restrictions on the delivery of such shares, such participant shall be deemed to have instructed the escrow agent to sell for such participant's account at the best price reasonably obtainable as many of the shares deliverable to such participant as may be necessary to obtain the amount of the required tax payment and the balance of such shares shall then be delivered to the participant.

     14. ISSUANCE OF SHARES. The provisions governing options granted and shares awarded under this Plan shall be evidenced in an appropriate agreement with each participant and shall set forth such terms, conditions, restrictions and agreements as the Committee may provide; however, no such agreement shall conflict with the terms of this Plan and, in the event of any such conflict, the provisions of this Plan shall be deemed to control.

     15. CAPITAL ADJUSTMENTS. The number of shares authorized in the aggregate for this Plan shall be adjusted, and the number of shares of Common Stock covered by each outstanding option or award granted by this Plan and the option price (where applicable) thereof shall be subject to an equitable adjustment, as determined by the Committee, to reflect any stock dividend, stock split, or share combination, or to reflect any exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation, or the like, of or by the Company.

     16. NONASSIGNABILITY. The options and awards granted pursuant to this Plan shall not be transferable (other than by will or by the laws of dissent and distribution) assigned, pledged or hypothecated in any way whether by operation of law or otherwise, or be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, hypothecate, or upon the levy by reason of any attachment or similar process, contrary to the provisions hereof, of any option or award, such option or award shall immediately become null and void. During a participant's lifetime options shall be exercisable only by him and awards deliverable only to him.

     17. CHANGE IN CONTROL OF COMPANY. In order to provide maximum incentive for continued dedication to employment duties of the key employees to whom options and awards are granted pursuant to this Plan in the face of potentially disruptive circumstances, the Committee may provide that all options granted pursuant to this Plan, whether otherwise fully exercisable by the participant or not, and all share awards pursuant hereto, whether fully deliverable to a participant hereunder or not under the terms of the award, shall, without further action by any party, become immediately exercisable in full with respect to options and shall become fully deliverable to the participant with respect to share awards upon the happening of either of the following events:

          (a) Common Stock of the Company has been acquired other than directly from the Company in exchange for cash or property by one person (as defined in Section 13 of the Securities Exchange Act of 1934) who thereby becomes the owner of more than 10% of the Company's outstanding Common Stock if such person (as defined) is not the Company or the trustee administrator or custodian for any employee benefit plan now or hereafter constituted of the Company.

          (b) Any person or corporation other than the Company or trustee administrator or custodian for one of the Company's employee benefit plans now or hereafter constituted has made a tender offer for or a request or invitation for tenders of Common Stock of the Company.

     In the event of a question or controversy concerning whether or not either of the preceding events has taken place, a determination by the Committee that such event has or has not occurred shall be conclusive and binding upon the Company and participants in this Plan.

     18. TERMINATION OF OPTIONS RIGHTS AND AWARDS. The Committee may provide for the termination of options and the revocation of share awards in the case of a participant's termination of employment with the Company or a subsidiary corporation for cause for defalcation, theft, embezzlement, falsification of records with intent to defraud or any act involving moral turpitude or crime constituting a felony. Upon such termination of employment, the participant's rights to exercise any options granted pursuant to this Plan or to receive any shares awarded pursuant hereto shall cease. In the case of award shares the Committee shall direct the escrow agent to return all forfeited shares to the Company.

     19. INTERPRETATION. The Committee shall interpret this Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it shall determine to be necessary or advisable for the administration hereof consistent with the purposes herein contained. The Committee shall have the power and authority to rescind, amend and modify its rules and regulations.

     20. AMENDMENT OR DISCONTINUATION. This Plan may be amended, altered or discontinued by the Company without approval of the shareholders, except the Board of Directors shall not have the power or authority to change the employees or class of employees who are eligible to participate or the aggregate number of shares which may be issued under options and awards. In the event any law, rule or regulation issued or promulgated by the Internal Revenue Service, New York Stock Exchange, Securities and Exchange Commission or other governmental agency requires the Plan to be amended, the Plan will be amended at the time and all options and awards granted and outstanding will be subject to such amendment.

     21. EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or Committee shall be deemed to give any officer or employee any right to be granted an option or award with respect to the common stock of the Company or to any other rights whatsoever except as may be evidenced by a stock option agreement or share award agreement and any amendment thereto, duly executed on behalf of the Company, and then only to the extent and on terms and conditions expressly set forth therein.

     22. TERM. Unless sooner terminated by action of the Board, this Plan shall terminate January 26, 1992 and no options or awards may be granted pursuant hereto after such date.

     23. DEFINITIONS. For purpose of this Plan, unless the context requires otherwise, the following words shall have the meanings indicated:

          (a) "Plan" shall mean this 1982 Incentive Stock Option Plan as amended from time to time in accordance with the terms thereof.

          (b) "Company" shall mean E-Systems, Inc. and its successors and assigns.

          (c) "Board" shall mean the Board of Directors of E-Systems, Inc. and its successors and assigns.

          (d) "Committee" shall mean the Stock Option Committee appointed by the Board and described in Paragraph 2., Administration, of this Plan.

          (e) "Common Stock" shall mean the $1.00 par value common stock of the Company authorized by amendment of the Certificate of Incorporation effective January 29, 1982, subject to the right of the Company to change the authorized number of shares of such class and to provide no par or change in par value for such stock.

          (f) "Subsidiary corporation" shall mean any corporation
     (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option or making of the award hereunder, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     24. EFFECTIVENESS OF THE PLAN. This Plan shall be subject to approval and ratification on or before the next regular stockholders' meeting of the Company by the vote of the holders of the majority of the shares of stock of the Company present or represented at the meeting to which the Plan is submitted. Subject to such approval and ratification, the Plan is effective at once. Options and awards may be granted under the Plan prior to such approval and ratification, but each such option or award granted shall be subject to the approval and ratification of the Plan by the stockholders. If the Plan shall not be so approved and ratified, all options and awards granted shall be of no effect. The date of the grant of any option or award granted prior to such approval and ratification by the stockholders shall be determined for all purposes as if the option or award had not been subject to such approval and ratification; however, no option granted may be exercised and no award made may be delivered to a participant prior to such approval and ratification.